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                                                                    Exhibit 99.3


                                                                  EXECUTION COPY
                       SEVENTH AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT

         This SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), is dated as of March 28, 2003, by and among AHL SERVICES, INC. ("AHL"), ARGENBRIGHT, INC. ("Argenbright"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings"), ADI ALPHA HOLDING GMBH ("ADI Alpha"), TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT, ("Tuja"), AHL EUROPE LIMITED ("AHL Europe Limited") and SERVICEADVANTAGE CORPORATION ("ServiceAdvantage"; together with AHL, Argenbright, U.S. Holdings, ADI Alpha, Tuja and AHL Europe Limited, collectively referred to as the "Borrowers"), the undersigned financial institutions listed on the signature pages hereto as Lenders, and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), a national banking association ("Wachovia"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         WHEREAS, the Lenders, the Administrative Agent and the Borrowers are parties to that certain Third Amended and Restated Credit Agreement, dated as of April 12, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement); and

         WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement as set forth herein and to consent to certain matters as set forth herein, upon and subject to all of the terms, conditions and provisions hereof.

         NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1     AMENDMENTS TO CREDIT AGREEMENT

         Subject to the satisfaction of each of the conditions precedent set forth in Section 3 of this Amendment, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree that the Credit Agreement be, and it hereby is, amended as follows:

         1.1  Amendment to Section 1.1.

         Section 1.1 of the Credit Agreement is hereby amended to (i) delete the definitions of "Assigned Dollar Value" and "Expiration Date" in their entirety and restate such definitions as set forth below and (ii) insert new definitions of "Assigned Dollar Value Excess", "CGW", "CGW Agreement", "CGW Purchase Agreement" and "CGW Transaction" as set forth below:

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                      "Assigned Dollar Value" means, in respect of any Foreign
         Currency Loan or Letter of Credit payable in an Alternative Currency, the Dollar equivalent thereof determined based upon the applicable Spot Exchange Rate as of the Denomination Date for such Loan or Letter of Credit; provided, however, that, from and after March 31, 2003 until the earlier of (i) the Expiration Date and (ii) the date upon which the Administrative Agent and the Required Lenders elect otherwise, and for so long as no Event of Default has occurred and is continuing and the Spot Exchange Rate with respect to Euros exceeds 1.0273 to 1, for purposes of determining whether (x) the amount of a Loan requested to be borrowed, or continued in the case of LIBOR Rate Loans, by the Borrowers exceeds the applicable amount that the Borrowers are permitted to borrow pursuant to Sections 2.1, 2.3, 2.12 or 3.2, respectively, hereof and (y) a prepayment of the Assigned Dollar Value Excess is required under Section 3.2 hereof or any other prepayment on account of the Assigned Dollar Value is required under Section 2.4 hereof, the computation of the aggregate Assigned Dollar Value of all Foreign Currency Loans and Letters of Credit then outstanding that are denominated in Euros shall be based on a Spot Exchange Rate with respect to Euros of 102.73 to 1.

                      "Assigned Dollar Value Excess" means the excess, if any, of (x) the Assigned Dollar Value of a Foreign Currency Loan as calculated at the end of the relevant Interest Period over (y) the Assigned Dollar Value of such Foreign Currency Loan as calculated on the first day of such Interest Period.

                      "CGW" means CGW Southeast Partners IV, L.P.

                      "CGW Agreement" means that certain Agreement dated as of February 25, 2003 between CGW, the Lenders and the Administrative Agent, as the same may be amended, modified or supplemented from time to time.

                      "CGW Purchase Agreement" means a "Purchase Agreement" as identified and defined in the CGW Agreement.

                      "CGW Transaction" means the "Transaction" as identified and defined in the CGW Agreement.

                      "Expiration Date" means the earliest to occur of (i) March 31, 2003 or, if AHL has, in connection with the CGW Transaction on terms and conditions acceptable to the Administrative Agent and the Lenders, entered into, by March 31, 2003, a definitive and binding Purchase Agreement to enter into the CGW Transaction, August 29, 2003,
         (ii) the date on which the CGW or any of its affiliates terminate the CGW Transaction, (iii) the date on which the CGW Agreement is no longer in full force and effect, (iv) the date on which the CGW Transaction is consummated on terms and conditions other than those which are required by the CGW Agreement and (v) the date on which any Event of Default shall have occurred.

                                       2

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         1.2  Amendment to Section 3.1(b).

         Section 3.1(b) is hereby amended by deleting the reference to "one, two, three or six months" appearing therein and substituting "one, two, three, four or five months" in replacement therefor.

         1.3  Amendment to Sections 8.5, 8.6, 8.7 and 8.8.

         Sections 8.5, 8.6, 8.7 and 8.8 of the Credit Agreement are hereby amended to delete such Sections in their entirety and substitute the following therefor:

              SECTION 8.5 Minimum Consolidated Adjusted EBITDA. As of the end of each of AHL's fiscal months ending below, permit Consolidated Adjusted EBITDA, for the period of three consecutive fiscal months of AHL then ended, to be less than the applicable amount set forth below for such fiscal month:

                                                 Required Consolidated
                                                 ---------------------
                                                 Adjusted EBITDA Shall
                                                 ---------------------
                          Fiscal Month Ending    Not Be Less Than
                          -------------------    ----------------

                          March, 2003            $2,000,000
                          April, 2003            $1,950,000
                          May, 2003              $1,550,000
                          June, 2003             $1,900,000
                          July, 2003             $3,800,000

              For purposes of this Section 8.5, determination of Consolidated
                  Adjusted EBITDA for any month shall be made on the 25th day of the immediately next succeeding month, or if such day is not a Business Day, on the next succeeding Business Day, and confirmed to the Administrative Agent in writing, with supporting calculation thereof attached.

              SECTION 8.6 Maximum Monthly Capital Expenditures. Permit aggregate Capital Expenditures disbursed during the period commencing on November 1, 2002 and ending at the end of each of AHL's fiscal months set forth below to exceed the amount set forth opposite such month set forth below:

                          Fiscal Month Ending    Aggregate Capital
                          -------------------    -----------------
                                                 Expenditures Disbursed
                                                 ----------------------

                          March, 2003            $2,325,000

                                       3

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                          April, 2003            $2,725,000
                          May, 2003              $3,155,000
                          June, 2003             $3,530,000
                          July, 2003             $3,840,000

              SECTION 8.7 Maximum Restructuring Expenditures. Permit aggregate Restructuring Expenditures disbursed during the period commencing on November 1, 2002 and ending at the end of each of AHL's fiscal months set forth below to exceed the amount set forth opposite such month set forth below:

                          Fiscal Month Ending    Aggregate Restructuring
                          -------------------    -----------------------
                                                 Expenditures Disbursed
                                                 ----------------------

                          March, 2003            $1,801,000
                          April, 2003            $1,915,000
                          May, 2003              $1,994,000
                          June, 2003             $2,073,000
                          July, 2003             $2,159,000

              SECTION 8.8 Minimum Fixed Charge Coverage. Permit the Fixed Charge Coverage Ratio, as of the end of each of AHL's fiscal month ending below for the period of three consecutive fiscal months of AHL then ended, to be less than that set forth below for such fiscal month:

                          Fiscal Month Ending    Minimum Fixed Charge
                          -------------------    --------------------
                                                 Coverage Ratio
                                                 --------------

                          March, 2003            0.487 to 1.00
                          April, 2003            0.514 to 1.00
                          May, 2003              0.400 to 1.00
                          June, 2003             0.519 to 1.00
                          July, 2003             1.122 to 1.00

         1.4  Amendment to Section 10.1.

         Section 10.1 of the Credit Agreement is hereby amended to add a new subsection 10.1(r) thereto which shall be stated to read as follows:

                                       4

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                       (r) CGW Transaction. The CGW Transaction is terminated or
                           ----------------
                  abandoned.

SECTION 2     REPRESENTATIONS AND WARRANTIES

              In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Lenders that: (a) immediately prior to the effectiveness of this Amendment, all of the representations set forth in the Credit Agreement were accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, (b) after giving effect to this Amendment, all of the representations and warranties set forth in the Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, and (c) there exists no Default or Event of Default under the Credit Agreement or the Loan Documents as of the date hereof.

SECTION 3     CONDITIONS TO EFFECTIVENESS

              The amendments to the Credit Agreement set forth in Section 1 of this Amendment shall be deemed to be effective on the date hereof but shall be subject to the satisfaction of each of the following conditions precedent:

              (a) The Administrative Agent shall have received counterparts to this Amendment duly executed by the Borrowers and the Lenders.

              (b) The Administrative Agent shall have received reimbursement in full by AHL of the Administrative Agent's legal and other advisory fees and expenses it has heretofore incurred in connection with the preparation, negotiation, execution and delivery of any of the Loan Documents or any instruments and documents contemplated thereby.

              (d) The Administrative Agent shall have received such other documents as it shall have reasonably requested, in form and substance satisfactory to the Administrative Agent.

SECTION 4     MISCELLANEOUS

         5.1  Ratification, Reaffirmation, Acknowledgment and Confirmation.

              (a) By its execution below, each Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent and the Security Trustee, under each Loan Document to which it, initially or by contract or operation of law (as a result of mergers, amalgamations or otherwise), is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (iii) agrees that neither such ratification and reaffirmation, nor the Agents' nor any Lenders' solicitation of such ratification and

                                       5

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reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrowers with respect to any subsequent modification, consent or waiver with respect to the Credit Agreement or other Loan Documents. The Credit Agreement and each other Loan Document is in all respects hereby ratified and confirmed and neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any Default or Event of Default (whether or not known to the Agents, the Security Trustee or any Lender) or any right, power or remedy of the Agents, the Security Trustee or any Lender of any provision contained in the Credit Agreement or any other Loan Document, whether as a result of any Default or Event of Default or otherwise. This Amendment shall constitute a "Loan Document" for purposes of the Credit Agreement.

              (b) By its execution below, each Borrower hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of any Agent, the Security Trustee or any of the Lenders occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Obligations, the Liens securing such Obligations, or any of the terms or conditions of any Loan Document and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders, the Agents, the Security Trustee and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the "Indemnified Parties") from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Obligations, the Liens securing the Obligations or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

         5.2 Counterparts. This Amendment may be executed by each party to this Amendment upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

         5.3 General. All references to the Credit Agreement in that document or in any other Loan Document shall mean the Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement or the other Loan Documents, and, except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5.4 Construction. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         5.5 Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

         5.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                     [Signatures appear on following pages]

                                       7

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

                                               BORROWERS:

                                               AHL SERVICES, INC.


                                               By: /s/ A. Clayton Perfall
                                                   ---------------------------
                                               Title: Chief Executive Officer

                                               [CORPORATE SEAL]


                                               ARGENBRIGHT, INC.


                                               By: /s/ A. Clayton Perfall
                                                   ---------------------------
                                               Title: Chief Executive Officer

                                               [CORPORATE SEAL]


                                               ARGENBRIGHT HOLDINGS LIMITED


                                               By: /s/ A. Clayton Perfall
                                                   ---------------------------
                                               Title: Chief Executive Officer

                                               [CORPORATE SEAL]


                                               SERVICEADVANTAGE CORPORATION


                                               By: /s/ A. Clayton Perfall
                                                   ---------------------------
                                               Title: Chief Executive Officer

                                               [CORPORATE SEAL]


                       Signature Page - Seventh Amendment

                                                ADI ALPHA HOLDING GMBH


                                                By: /s/ A. Clayton Perfall
                                                    ---------------------------
                                                Title: Chief Executive Officer

                                                [CORPORATE SEAL]


                                                TUJA ZEITARBEIT GMBH & CO. KG,
                                                INGOLSTADT



                                                By: /s/ A. Clayton Perfall
                                                    ---------------------------
                                                Title: Chief Executive Officer

                                                [CORPORATE SEAL]


                                                AHL EUROPE LIMITED



                                                By: /s/ A. Clayton Perfall
                                                    ---------------------------
                                                Title: Chief Executive Officer

                                                [CORPORATE SEAL]


                       Signature Page - Seventh Amendment

                                                LENDERS:

                                                WACHOVIA BANK, NATIONAL
                                                ASSOCIATION, as Administrative
                                                Agent, Issuing Bank and Lender


                                                By: /s/ Reginald T. Dawson
                                                    ---------------------------
                                                Title: Director


                                                WACHOVIA BANK, NATIONAL
                                                ASSOCIATION, London Branch, as
                                                European Swingline Lender


                                                By: /s/ Reginald T. Dawson
                                                    ---------------------------
                                                Title: Director



                                                SUNTRUST BANK, as Lender


                                                By: /s/ George A. Ways
                                                    ---------------------------
                                                Title: Managing Director

                                                BANK OF AMERICA, N.A., as Lender


                                                By: /s/ David Colmie
                                                    ---------------------------
                                                Title: Senior Vice President


                       Signature Page - Seventh Amendment

                                                FLEET NATIONAL BANK, as Lender


                                                By: /s/ Albert J. Buresch
                                                    ---------------------------
                                                Title: Authorized Officer


                                                DZ BANK AG DEUTSCHE
                                                ZENTRALGENOSSENSCHAFTSBANK,
                                                FRANKFURT AM MAIN, NEW YORK
                                                BRANCH, as Lender


                                                By: /s/ Linda J. O'Connell
                                                    ---------------------------
                                                Title: Vice President


                                               By: /s/ Nancy J. O'Connor
                                                    ---------------------------
                                                Title: Vice President


                                                THE BANK OF NOVA SCOTIA, as
                                                Lender


                                               By: /s/ John W. Campbell
                                                    ---------------------------
                                                Title: Managing Director



                                                SCOTIABANK EUROPE plc, as Lender
                                                for Revolving Loans made in
                                                Alternative Currencies, as
                                                Lender


                                                By: /s/ R.A. Millard
                                                    ---------------------------
                                                Title: Director



                                                SALOMON BROTHERS HOLDING COMPANY
                                                INC., as Lender


                                               By: /s/ Carlton B. Klein
                                                    ---------------------------
                                                Title: Managing Director


                       Signature Page - Seventh Amendment

                                                BANK ONE, NA, as Lender


                                                By: /s/ Dianne M. Stark
                                                    -----------------------
                                                Title: First Vice President


                                                SOVEREIGN BANK, as Lender


                                                By: /s/ Lee LaPierre
                                                   -----------------------
                                                Title: Vice President


                                                BANK AUSTRIA CREDITANSTALT
                                                CORPORATE FINANCE INC., as
                                                Lender


                                                By: /s/ Warren Seidel
                                                    ------------------------
                                                Title: Senior Vice President

                                                By: /s/ Peter A. Halter
                                                    ------------------------
                                                Title: Vice President


                       Signature Page - Seventh Amendment

                                                MIZUHO CORPORATE BANK, LIMITED
                                                as Lender


                                                By: /s/ John D. Doyle
                                                    -------------------------
                                                Title: Senior Vice Presidnet


                                                BANK LEUMI LE-ISRAEL, B.M., NEW
                                                YORK AGENCY, as Lender


                                                By: /s/ Richard Schwam
                                                    -----------------------
                                                Title: Agent


                                                U.S. BANK NATIONAL ASSOCIATION,
                                                as Lender


                                                By: /s/ Timothy N. Scheer
                                                   ------------------------
                                                Title: Vice President


                       Signature Page - Seventh Amendment